SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]

Check the appropriate box:
[  ] Preliminary Proxy Statement               [  ] Confidential, for Use of the
Only (as permitted by Rule 14a-6(e)(2))             Commission

[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         NETNATION COMMUNICATIONS, INC.
- ------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

    N/A
- ------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    N/A
- ------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    N/A
- ------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    N/A
- ------------------------------------------------------------------------------
(5) Total fee paid:

    N/A
- ------------------------------------------------------------------------------
[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         NETNATION COMMUNICATIONS, INC.

                      SUITE 1410, 555 WEST HASTINGS STREET,
                          VANCOUVER, BRITISH COLUMBIA,
                                 CANADA, V6B 4N6



May 9, 2001

Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of NetNation Communications, Inc. to be held at 1:30 p.m. Pacific Daylight Time on Friday, June 8, 2001, at the Simon Fraser Harbour Centre, Suite 2270, 515 West Hastings, Vancouver, British Columbia, Canada, V6B 5K3.

At the Annual Meeting, the stockholders will be asked:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2001; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The accompanying Notice of 2001 Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

The Board of Directors recommends that stockholders vote in favor of (i) the election of the nominated Directors; and (ii) the appointment of KPMG LLP, Chartered Accountants, as the independent auditor for the Company for the year ending December 31, 2001.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy.

Sincerely,

/a/ Joseph Kibur

Joseph Kibur,
Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD AT 1:30 P.M. ON JUNE 8, 2001


The 2001 Annual Meeting of Stockholders of NetNation Communications, Inc. (the "Company") will be held at 1:30 p.m. Pacific Daylight Time on Friday, June 8, 2001, at the Simon Fraser Harbour Centre, Suite 2270, 515 West Hastings, in Vancouver, British Columbia, Canada, for the following purposes:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2001;

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed May 2, 2001 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

                         NETNATION COMMUNICATIONS, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 2001


GENERAL

The enclosed proxy is solicited by the Board of Directors of NetNation Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at 1:30 p.m. Pacific Daylight Time on Friday, June 8, 2001, at the Simon Fraser Harbour Centre, Suite 2270, 515 West Hastings, Vancouver, British Columbia, Canada, V6B 5K3 and at any adjournment or postponement thereof.

The Company's principal offices are located at Suite 1410 - 555 West Hastings Street, Vancouver, BC, Canada, V6B 4N6. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of the Company on or about May 15, 2001.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at the close of business on May 2, 2001 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had 15,238,321 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The nominees for election to the Board of Directors shall be elected by a plurality of the votes of Common Stock present or represented and entitled to vote. The approval of the ratification of KPMG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2001, will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the appointment of KPMG LLP, Chartered Accountant, as the independent auditors for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Signature Stock Transfer Inc., a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting
   -----------------
instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy". We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL 1


ELECTION OF DIRECTORS

The Board of Directors has proposed that the following five nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual General Meeting of Stockholders and until his or her successor shall have been elected and qualified: David Talmor, Joseph Kibur, Ernest Cheung, Anil Wirasekara and Jag Gillan. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.


NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

David Talmor is currently Chairman of the Board and President of NetNation Communications, Inc., Delaware, U.S.A. Previously, he also held the position of Chief Executive Officer from March 1997 through September 2000. From 1996 to 1997, Mr. Talmor managed a fund at Minerva Ventures Management, a venture capital fund focused on the technology sector. From 1994 to 1995, he was a Business Development Manager at MacDonald Dettwiler & Associates Ltd., a Canadian company focusing in the field of satellite ground stations. Mr. Talmor qualified as a Certified Public Accountant (CPA) in Israel with Kesselman & Kesselman, Chartered Accountants, the country's largest accounting firm that is associated with Coopers & Lybrand (which is now PricewaterhouseCoopers). Additionally, Mr. Talmor has over 15 years of business experience, in financial and business roles as well as in electronics engineering roles in the Israeli Air Force and Eldat Communication. Mr. Talmor received a BA in Economics and Accounting in 1985, a BS in Statistics in 1985 and an MBA in 1998, all from Tel-Aviv University. In addition, Mr. Talmor received an Electronics Diploma from both The Technological Institute of Tel-Aviv in 1976 and from The Israeli Air-Force, IDF in 1978.

Joseph Kibur was appointed Chief Executive Officer of NetNation Communications, Inc., Delaware, U.S.A. in September 2000. He was appointed a Director and Chief Operating Officer of NetNation Communications, Inc., Delaware, U.S.A., in April 1999. From March 1997 to April 1999, he served as Director, Chief Operating Officer and Secretary of the Canadian Subsidiary of NetNation Communications, Inc. From 1995 to 1997 Mr. Kibur operated his own Internet consulting business (Superhighway Consulting, Vancouver, British Columbia, Canada) until he co-founded the Canadian Subsidiary of NetNation Communications, Inc. with Mr. David Talmor. Prior, Mr. Kibur attended Simon Fraser University, Burnaby, British Columbia, Canada, and in 1996 obtained his Bachelor of Science (B.Sc.) degree in Management and Systems Science (Computer Science, Business and Mathematics).

Ernest Cheung has served as a Director of NetNation Communications, Inc., Delaware, U.S.A., since February 1999. Since 1996 he has been a Director of BIT Integration Technology, Inc. (ASE). From 1994 to 1996 he was Vice President of Finance and Director of BIT Integration Technology, Inc. of Toronto, Canada. From 1992 to 1995 he served as a Director of Tele Pacific International Communications Corp. (VSE). He has also served as a Director for Richco Investors, Inc. (CDN) since 1995. From 1993 to 1994 he was Vice Chairman, Tele Pacific International Communications Corp. of Vancouver, B.C., Canada. Mr. Cheung received an MBA in Finance and Marketing from Queen's University, in Kingston, Ontario in 1975, and obtained a Bachelors Degree in Math in 1973 from University of Waterloo, Ontario.

Anil Wirasekara has served as a Director of NetNation Communications, Inc., Delaware, U.S.A., since October 1999. In 1992, Mr. Wirasekara joined MacDonald Dettwiler and Associates Ltd., one of Canada's largest space technology and information systems companies and a world leader in satellite mapping and spatial information services, as the Manager of Operations Accounting and Information, and in 1995 was appointed Chief Financial Officer. From 1988 to 1991, he was Controller and Secretary of Rainex Limited, a Vancouver company involved in project developments, technology transfers and international trade. Mr. Wirasekara holds the designations of a Chartered Accountant and Certified Management Accountant. Mr. Wirasekara is also a member of the Chartered Institute of Management Accountants of the U.K., the Chartered Institute of Marketing and Management of the U.K. and the Institute of Chartered Accountants of Sri Lanka.

Jag Gillan was appointed General Counsel of NetNation Communications, Inc., Delaware, U.S.A. in July 1999. Mr. Gillan is also responsible for corporate development activities. Mr. Gillan is currently a member of the Law Society of British Columbia and the Canadian Bar Association. From 1997 to 1999, Mr. Gillan was an attorney at Baker Newby. Mr. Gillan has practiced in the areas of corporate and commercial law, intellectual property law and real estate law. Prior to practicing law, Mr. Gillan was the Manager of Operations at Millstream Flour Mills Corporation, a privately held, international producer of cereals and baking products. Mr. Gillan attended the Osgoode Hall Law School at York University and graduated with a Bachelor of Laws in 1997. He received his BA in Economics, with Distinction, from the University of Victoria in 1993.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 2, 2001 by :

(i) each person or entity known by the Company to beneficially own more than 5% of the Common Stock;
(ii)    each Director of the Company;
(iii)   each of the named Executive Officers of the Company; and
(iv)    all Directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

--------------------------------------------------------------------------------
Title of   Name and Address                    Amount of Beneficial   Percent of
Class      Of Beneficial Owner                 Ownership              Class4
--------------------------------------------------------------------------------
Common     David Talmor3                       4,320,000 1            28.35%
           Chairman, President,
           and Director
--------------------------------------------------------------------------------
Common     Joseph Kibur3                       4,375,000              28.71%
           Chief Executive Officer
           and Director
--------------------------------------------------------------------------------
Common     Ernest Cheung                               0                  0%
           Director
           830-789 West Pender Street,
           Vancouver, British Columbia,
           V6C 1H2
--------------------------------------------------------------------------------
Common     Jag Gillan3                            32,000               0.21%
           Director, General
           Counsel and Secretary
--------------------------------------------------------------------------------
Common     Anil Wirasekara                             0                  0%
           Director
           13800 Commerce Parkway,
           Richmond, British Columbia,
           V6V 2J3
--------------------------------------------------------------------------------
Common     Calvin Mah3                                 0                  0%
--------------------------------------------------------------------------------
Common     All Executive Officers and          8,727,000              57.27%
           Directors as a Group (7 persons).
--------------------------------------------------------------------------------

1 2,160,000 of the common shares attributed to David Talmor are registered in the name of Shelley Talmor, wife.
2 These shares have been excluded from the calculation of the Amount of Beneficial Ownership of all Executive Officers and Directors as a Group.
3 The business address for the individuals indicated above is: Suite 1410, 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N6.
4 Based on a total issued and outstanding share capital as at May 2, 2001 of 15,238,321 common shares.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of the Company as of the Record Date:


--------------------------------------------------------------------------------
Name                           Age      Position(s)

--------------------------------------------------------------------------------
David Talmor                    43      Chairman, President and Director
--------------------------------------------------------------------------------
Joseph Kibur                    28      Chief Executive Officer and Director
--------------------------------------------------------------------------------
Ernest Cheung                   50      Director
--------------------------------------------------------------------------------
Anil Wirasekara                 44      Director
--------------------------------------------------------------------------------
Calvin Mah                      38      CFO
--------------------------------------------------------------------------------
Jag Gillan                      31      Director, General Counsel and Secretary
--------------------------------------------------------------------------------

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company. The biographies for the above individuals (except for Mr. Calvin Mah which is presented below) are included above in Proposal 1, Election of Directors.

Calvin Mah was appointed Chief Financial Officer of NetNation Communications, Inc. in February 2001. Prior to joining NetNation, from 1996 to 2000, Mr. Mah was CFO of Simba Technologies Inc., a privately-held, venture-backed software development company. In 1995-96, Mr. Mah was Senior Financial Analyst for Pacific Forest Products Ltd., a $400 million publicly-traded logging and sawmilling company with 1,100 employees. In 1993-95, Mr. Mah was Controller of

Brookdale International Systems Inc., a privately held developer and manufacturer of emergency respiratory devices for industrial and consumer use. From 1989 to 1993, Mr. Mah was Manager of Corporate Finance for Granges Inc., a $60 million publicly-traded gold, silver, copper and zinc mining company with operations in the U.S. and Canada. Mr. Mah is professionally qualified as a Chartered Accountant. He graduated with a Bachelor of Commerce in Accounting and Management Information Systems (Honours) from the University of British Columbia in 1985.

               RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of the Company.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2000, there were no meetings of the Board of Directors. However, all matters which required approval were consented to in writing by all Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. The members of the Audit Committee are Mr. Cheung, Mr. Talmor and Mr. Wirasekara. The Audit Committee was established by the directors of the Company on October 5, 1999. During 2000, there were no meetings of the Audit Committee. However, all matters which required approval were consented to in writing by all members of the Audit Committee.

Compensation Committee. The Compensation Committee reviews and approves the compensation of the Company's officers, reviews and administers the Company's stock option plans for officers and employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Mr. Wirasekara and Mr. Cheung. The Compensation Committee was established on March 15, 2000. During 2000, there were no meetings of the Compensation Committee. However, all matters which required approval were consented to in writing by all members of the Audit Committee.

                             DIRECTORS COMPENSATION

Directors of the Company do not receive cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses all plan and non-plan compensation awarded to, earned by, or paid to the Chief Executive Officer ("CEO") or individual acting in a similar capacity, and the four most highly compensated executive officers for the year ended December 31, 2000. The table includes executive compensation paid to the principals of the Canadian Subsidiary prior to it being acquired by the Company.

---------------------------------------------------------------------------------------------------------------------------
                                  Annual Compensation                             Long Term Compensation
                       ----------------------------------------------------------------------------------------------------
                                                                                     Awards             Payouts
                                                                            -------------------------------------
                                                                             Restricted
                                                                               Shares      Securities
                                                                                 Or           Under
                                                               Other         Restricted     Options/
Name and                                                      Annual           Share          SARs         LTIP
Principal            Year         Salary        Bonus      Compensation        Units         Granted      Payouts
Position             ***          (USD$)         ($)            ($)             ($)            (#)          ($)
  (a)                (b)           (c)           (d)            (e)             (f)            (g)          (h)
---------------------------------------------------------------------------------------------------------------------------
   David            2000         105,348
  Talmor,
                    -------------------------------------------------------------------------------------------------------
 Chairman,          1999**       109,029         -              -               -              -             -
President,
                    -------------------------------------------------------------------------------------------------------
   and              1998*         56,395         -              -               -              -             -
 Director
---------------------------------------------------------------------------------------------------------------------------

* Compensation in 1998 precedes the acquisition of the Canadian Subsidiary by the Company, and accordingly the Principal Position and compensation columns relate to payments made by the Canadian Subsidiary and not the Company.

** As the acquisition of the Canadian Subsidiary by the Company occurred on April 7, 1999, the Principal Position and compensation prior to this relate to payments made by the Canadian Subsidiary and not the Company. Payments of $36,000 were made by the Canadian Subsidiary to David Talmor with the remainder of the compensation for 1999 being paid by the Company.

*** The Company's fiscal year end was changed to December 31, in order to match the fiscal year end of the Canadian Subsidiary. The information in the above table is presented as at December 31 for each of the relevant years.

Option/SAR Grants Or Exercises And Long Term Incentive Plan

There were no stock option grants, stock appreciation rights (SAR's) grants, option/SAR exercises or long term incentive plans (LTIP's) awarded to the named executive officers in the last three financial years.

Defined Benefit Of Actuarial Plan

The Company does not have a defined benefit or actuarial plan in place.

Employment Contracts And Termination Of Employment And Change-In-Control Arrangements

There are currently no employment contracts in place with the executive officers of the Company other than the standard employment agreements used for all employees. The Company intends to review its contracts with certain key individuals, including the rights and obligations of the Company upon the resignation of an officer, or upon a change in control of the Company.

Compensation Of Directors

Directors are not compensated for their service as directors other than with stock options. All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as a director of the Company.

Compensation Committee Interlocks And Insider Participation

The members of the Compensation Committee are Mr. Cheung and Mr. Wirasekara. Neither of these individuals are executive officers or employees of the Company. All of the members of the committees are directors of the Company.

Board Compensation Committee Report On Executive Compensation

The Board Compensation Committee was formed March 2000. The board has not prepared a report on executive compensation at this time. As at May 2, 2001, no policies have been defined with respect to compensation for executive officers by the committee.

Submitted to the Board of Directors:

     David Talmor
     Joseph Kibur
     Anil Wirasekara
     Ernest Cheung
     Jag Gillan


Performance Graph

The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on The Nasdaq Composite Index and The Nasdaq Telecommunications Index. These two indices have been chosen for their relevance in assessing the performance of the Company against that of companies in the same or similar lines of business. The period displayed commences on September 30, 1999, being the end of the month date that the Company's common stock became registered under Section 12 of the Securities Exchange Act of 1934, as amended. The graph assumes an investment of $100 on September 30, 1999, and the reinvestment of any dividends.



                               [GRAPHIC OMITTED]




--------------------------------------------------------------------------------
                           NetNation               Nasdaq               Nasdaq
                           Communications,         Composite            Telecom
                           Inc.                    Index                Index
--------------------------------------------------------------------------------
September 30, 1999         $100.00               $100.00               $100.00
October 31, 1999           $103.13               $108.02               $118.69
November 30, 1999          $109.38               $121.48               $131.39
December 31, 1999          $115.63               $148.18               $162.52
January 31, 2000           $231.25               $143.49               $158.04
February 28, 2000          $294.53               $171.03               $182.64
March 31, 2000             $299.61               $166.52               $176.38

April 30, 2000             $181.25               $140.58               $142.53
May 31, 2000               $121.88               $123.84               $120.81
June 30, 2000              $110.94               $144.42               $139.36
July 31, 2000              $128.13               $137.17               $128.26
August 31, 2000            $100.00               $153.17               $133.09
September 30, 2000         $ 96.88               $133.74               $116.83
October 31, 2000           $ 75.78               $122.70               $ 99.89
November 30, 2000          $ 71.88               $ 94.60               $ 74.16
December 31, 2000          $ 75.00               $ 89.96               $ 74.18

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2000, its Directors, Executive Officers and greater-than-10% stockholders complied with all Section 16(a) filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

KPMG LLP, Chartered Accountants, served as the Company's independent auditors in 2000, and has been appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending December 31, 2001.

Although the appointment of KPMG LLP, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2001. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending December 31, 2001.

A representative from KPMG LLP, Chartered Accountants, is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                  OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

                            PROPOSALS OF STOCKHOLDERS

Proposals that stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the next Annual Meeting of Stockholders (to be held in 2002) must be received by the Secretary of the Company by December 5, 2001 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, the Company's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of the Company regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of the Company not more than 90, but not less than 60, days prior to the date of the annual meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2002 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 9, 2002 and no later than March 15, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                           ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, NETNATION COMMUNICATIONS, INC. SUITE 1410, 555 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6B 4N6 OR BY CALLING (604) 688-8946.

                         NETNATION COMMUNICATIONS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of NetNation Communications, Inc., a Delaware corporation (the "Company"), hereby appoints David Talmor, Joseph Kibur and Jag Gillan, or any one of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:30 p.m. Pacific Daylight Time on Friday, June 8, 2001, at the Simon Fraser Harbour Centre, Suite 2270, 515 West Hastings, Vancouver, British Columbia, Canada, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED:

"FOR" THE ELECTION OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT,

"FOR" THE RATIFICATION TO APPOINT KPMG LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT AUDITOR FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001,

AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.

The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.




                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)











--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                             YOUR VOTE IS IMPORTANT!

   YOU CAN VOTE BY PROMPTLY RETURNING YOUR COMPLETED PROXY CARD IN THE ENCLOSED
                                    ENVELOPE:

Please mark your votes as
indicated in this example

          [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

Item 1 - Election of five directors, each to hold office until his or her successor shall have been elected and qualified.

NOMINEES:     David Talmor
              Joseph Kibur
              Ernest Cheung
              Anil Wiresekara
              Jag Gillan




                   FOR                                    WITHHOLD
               the nominees                               AUTHORITY
   listed (except as indicated below)             to vote for all nominees

                  [    ]                                    [    ]

Item 2 - Approval of the appointment of KPMG LLP, Chartered Accountants, as the independent auditors for the Company for the year ending December 31, 2000.

          FOR                      AGAINST                    ABSTAIN
        [    ]                     [    ]                     [    ]

All of the proposals set forth above are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTION: To withhold authority to vote for any nominees write that nominee's name in this space immediately below.

Signature(s):
             ---------------------------------------

Date:
     ----------------------

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

--------------------------------------------------------------------------------
            -   FOLD AND DETACH HERE AND READ THE REVERSE SIDE   -

THANK YOU FOR VOTING.

                         NETNATION COMMUNICATIONS, INC.

                      SUITE 1410, 555 WEST HASTINGS STREET,
                          VANCOUVER, BRITISH COLUMBIA,
                                 CANADA, V6B 4N6



May 31, 2001

Dear Stockholder:

On or about May 16, 2001, we delivered proxy materials with respect to the Corporation's 2001 Annual General Meeting. Upon review of the proxy materials by the Securities and Exchange Commission, the Corporation was additionally required to include: (1) fees paid to our Auditors, KPMG; and (2) a statement of the Corporation's Audit Committee. As a result, the enclosed items are being delivered to you as supplemental material on or about May 31, 2001, in order that the Corporation be fully compliant with its filings to the Securities and Exchange Commission.

The enclosed material is in addition to the proxy materials we delivered to you on or about May 16, 2001. It does not supercede or change any of the information contained in the other proxy materials we provided to you, and it does not change any of the proposals we have asked you to vote on.

Your vote is important. We do not believe that the information enclosed in the supplemental material will alter your voting decision. However, if you would like to change your vote, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given. You may attend the Annual Meeting and vote in person even if you have previously voted by proxy.

Sincerely,

/s/ Joseph Kibur

Joseph Kibur,
Chief Executive Officer

                         NETNATION COMMUNICATIONS, INC.

                     SUPPLEMENTAL MATERIAL - PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 2001


Independent Public Accountants

Audit Fees.  $70,507.

Financial Information Systems Design and Implementation Fees.   nil.

All Other Fees.   $13,901

Pursuant to Item 9(e) of Schedule 14A, the audit committee has considered the provision of services provided in the above referenced items and has determined that the provision of these services is compatible with maintaining the principal auditor's independence as substantially all of these services relate to tax compliance matters.

There were no hours expended on the principal auditor's engagement to audit the Corporation's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal auditor's full-time, permanent employees.

Audit Committee Report

Pursuant to Item 306 of Regulation SK, the audit committee:

(1) has reviewed and discussed the audited financial statements with management;

(2) has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented;

(3) has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence; and

(4) based on the review and discussions referred to in paragraphs (1) through (3) above, have recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K (17 CFR 249.310), the annual report to Stockholders required by Section 30(e) of the Investment Company Act of 1940 (15 U.S.C. * 80a-19(e) for the last fiscal year for filing with the SEC.

The following are the members of the Corporation's Audit Committee:

     David Talmor
     Ernest Cheung
     Anil Wirasekara